-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                               Reported) November 19, 1998

                CWABS, INC. (as depositor under the Pooling and
              Servicing Agreement, dated as of November 14, 1998,

           providing for the issuance of the Countrywide Home Equity

          Loan Trust 1998-D, Revolving Home Equity Loan Asset Backed
                         Certificates, Series 1998-D).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

Delaware                           333-37539                    95-4596514
----------------------------      ------------              ------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation)                 File Number)              Identification No.)

4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ----------
(Address of Principal                                            (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
-------------------------------------------------------------------------------



Item 5.  Other Events.

Description of the Certificates and the Mortgage Pool*

     On November 14, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 14, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1998-D. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement, the Company and CHL entered into a Purchase Agreement, dated as of November 14, 1998 (the "Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Pooling and Servicing Agreement. The Purchase Agreement is annexed hereto as Exhibit 99.2.

----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 21, 1998 and the Prospectus Supplement dated November 13, 1998, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1998-D.



     Mortgage Loan Statistics

     The following tables describe characteristics of the Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


                                   PRINCIPAL BALANCES



                            Number of                Statistic          Percent of Pool by
           Range of          Mortgage         Calculation Date       Statistic Calculation
 Principal Balances             Loans        Principal Balance      Date Principal Balance
     0.00-   10000.00         2,285             10,046,461                  6.33%
 10000.01-   20000.00         2,159             32,967,486                 20.77
 20000.01-   30000.00         1,173             29,406,947                 18.52
 30000.01-   40000.00           635             22,305,775                 14.05
 40000.01-   50000.00           364             16,506,094                 10.40
 50000.01-   60000.00           167              9,250,544                  5.83
 60000.01-   70000.00           115              7,526,703                  4.74
 70000.01-   80000.00            73              5,516,865                  3.48
 80000.01-   90000.00            43              3,669,977                  2.31
 90000.01-  100000.00            69              6,741,827                  4.25
100000.01-  125000.00            41              4,615,123                  2.91
125000.01-  150000.00            27              3,805,700                  2.40
150000.01-  175000.00            10              1,652,938                  1.04
175000.01-  200000.00            15              2,950,735                  1.86
200000.01-  225000.00             1                215,000                  0.14
225000.01-  250000.00             1                240,000                  0.15
275000.01-  300000.00             1                300,000                  0.19
300000.01-  325000.00             1                325,000                  0.20
325000.01-  350000.00             1                350,000                  0.22
     350000.01 and up             1                358,000                  0.23
                              -----            -----------                -------
                Total         7,182            158,751,175                100.00%
                              =====            ===========                =======





                           COMBINED LOAN-TO-VALUE RATIOS

                        Number of              Statistic          Percent of Pool by
     Combined            Mortgage       Calculation Date       Statistic Calculation
Loan-to-Value               Loans      Principal Balance      Date Principal Balance

 0.01-      10.00             14              152,934                0.10%
10.01-      20.00             46              768,401                0.48
20.01-      30.00             43            1,072,187                0.68
30.01-      40.00             88            1,894,905                1.19
40.01-      50.00            131            3,101,799                1.95
50.01-      60.00            286            6,172,660                3.89
60.01-      70.00            936           18,697,054               11.78
70.01-      80.00          1,385           29,065,692               18.31
80.01-      90.00          3,242           71,636,941               45.13
90.01-     100.00          1,011           26,188,602               16.50
                           -----           ----------               -----
            Total          7,182          158,751,175              100.00%
                           =====          ===========              ======



                                  LOAN RATES



                      Number of           Statistic          Percent of Pool by
                       Mortgage    Calculation Date       Statistic Calculation
   Loan Rates             Loans   Principal Balance      Date Principal Balance

 5.751 -   6.000          3,852          80,534,134                 50.73 %
 6.251 -   6.500              1              72,533                  0.05
 6.751 -   7.000             43           1,121,889                  0.71
 7.001 -   7.250             13             294,838                  0.19
 7.251 -   7.500          3,054          70,524,821                 44.42
 7.751 -   8.000             10             461,711                  0.29
 8.001 -   8.250              3             261,948                  0.17
 8.251 -   8.500             23             550,721                  0.35
 8.501 -   8.750             28             788,807                  0.50
 8.751 -   9.000              5              45,333                  0.03
 9.001 -   9.250              8             193,825                  0.12
 9.251 -   9.500              8             164,770                  0.10
 9.501 -   9.750             41           1,265,799                  0.80
 9.751 -  10.000              9             319,617                  0.20
10.001 -  10.250             14             317,219                  0.20
10.251 -  10.500             13             419,054                  0.26
10.501 -  10.750             18             266,284                  0.17
10.751 -  11.000             13             396,759                  0.25
11.001 -  11.250              6             244,115                  0.15
11.251 -  11.500              9             277,282                  0.17
11.501 -  11.750              7             152,216                  0.10
11.751 -  12.000              2              55,074                  0.03
12.501 -  12.750              2              22,427                  0.01
                         ------         -----------                ------
           Total          7,182         158,751,175                100.00%
                          =====         ===========                ======



                                GEOGRAPHIC DISTRIBUTION



                              Number of                   Statistic        Percent of Pool by
                               Mortgage            Calculation Date     Statistic Calculation
               State              Loans           Principal Balance    Date Principal Balance
             Alabama              127                   2,260,928              1.42 %
              Alaska               20                     521,359              0.33
             Arizona              195                   4,303,704              2.71
          California            1,928                  54,810,941             34.53
            Colorado              319                   6,449,594              4.06
         Connecticut               55                   1,135,385              0.72
            Delaware                7                      99,594              0.06
District of Columbia                4                      91,650              0.06
             Florida              374                   6,826,477              4.30
             Georgia              175                   2,812,968              1.77
              Hawaii               56                   1,642,043              1.03
               Idaho               94                   1,744,025              1.10
            Illinois              341                   7,108,234              4.48
             Indiana               91                   1,509,615              0.95
                Iowa               23                     281,492              0.18
              Kansas               61                   1,249,552              0.79
            Kentucky               34                     677,014              0.43
           Louisiana               78                   1,422,388              0.90
               Maine               21                     375,235              0.24
            Maryland               78                   1,456,403              0.92
       Massachusetts              178                   3,599,543              2.27
            Michigan              424                   8,286,373              5.22
           Minnesota               48                     906,269              0.57
         Mississippi               15                     259,927              0.16
            Missouri              118                   1,845,549              1.16
             Montana               45                     849,616              0.54
            Nebraska               25                     513,376              0.32
       New Hampshire               36                     777,535              0.49
          New Jersey              185                   3,801,720              2.39
          New Mexico               85                   1,742,012              1.10
              Nevada               96                   1,594,112              1.00
            New York              155                   3,625,294              2.28
      North Carolina              107                   1,746,078              1.10
        North Dakota                2                      40,410              0.03
                Ohio              247                   4,750,216              2.99
            Oklahoma               69                   1,126,447              0.71
              Oregon              174                   3,802,674              2.40
        Pennsylvania              250                   4,926,319              3.10
        Rhode Island               17                     345,891              0.22
      South Carolina               44                     798,673              0.50
        South Dakota                2                      54,787              0.03
           Tennessee              110                   1,757,298              1.11
               Texas                4                     125,195              0.08
                Utah              145                   3,113,101              1.96
             Vermont               10                     190,858              0.12
            Virginia               86                   1,748,343              1.10
          Washington              276                   5,998,497              3.78
           Wisconsin              115                   2,294,300              1.45
             Wyoming               33                   1,352,162              0.85
                                -----                 -----------             -----
               Total            7,182                 158,751,175             100.00%
                                =====                 ===========             ======








                           CREDIT LIMIT UTILIZATION RATES



                        Number of            Statistic          Percent of Pool by
     Credit Limit        Mortgage     Calculation Date       Statistic Calculation
Utilization Rates           Loans    Principal Balance      Date Principal Balance
 Less than   0.01             884                    1                 0.00%
 0.01-      10.00             234              500,944                 0.32
10.01-      20.00             234            1,889,614                 1.19
20.01-      30.00             274            2,969,711                 1.87
30.01-      40.00             333            4,716,402                 2.97
40.01-      50.00             357            5,775,397                 3.64
50.01-      60.00             355            6,757,421                 4.26
60.01-      70.00             487            8,763,659                 5.52
70.01-      80.00             436           11,408,325                 7.19
80.01-      90.00             490           13,538,423                 8.53
90.01-     100.00           3,098          102,431,279                64.52
                            -----          -----------                -----
            Total           7,182          158,751,175                100.00%
                            =====          ===========                =====




                                     PROPERTY TYPE


                            Number of              Statistic          Percent of Pool by
                             Mortgage       Calculation Date       Statistic Calculation
          Property Type         Loans      Principal Balance      Date Principal Balance
Single Family Residence         6,063            130,713,737                82.34%
                    PUD           764             20,349,843                12.82
            Condominium           288              5,901,370                 3.72
     Two-to-Four-Family            67              1,786,225                 1.13
                               ------            -----------               ------
                  Total         7,182            158,751,175               100.00%
                               ======            ===========               ======


                                            LIEN PRIORITY

                 Number of            Statistic          Percent of Pool by
                  Mortgage     Calculation Date       Statistic Calculation
 Lien Priority       Loans    Principal Balance      Date Principal Balance

    First Lien         131         4,872,940                  3.07%
   Second Lien       7,051       153,878,235                 96.93
                     -----       -----------                 -----
         Total       7,182       158,751,175                100.00%
                     =====       ===========                ======






                                       CREDIT LIMITS



                             Number of            Statistic          Percent of Pool by
                              Mortgage     Calculation Date       Statistic Calculation
        Credit Limits            Loans    Principal Balance      Date Principal Balance
     0.00-   10000.00              186           1,144,424               0.72%
 10000.01-   20000.00            2,374          26,988,294               17.00
 20000.01-   30000.00            1,772          29,639,621               18.67
 30000.01-   40000.00              997          23,985,467               15.11
 40000.01-   50000.00              696          19,086,863               12.02
 50000.01-   60000.00              315          11,187,662                7.05
 60000.01-   70000.00              196           7,898,775                4.98
 70000.01-   80000.00              148           6,194,258                3.90
 80000.01-   90000.00               99           4,710,212                2.97
 90000.01-  100000.00              221          10,823,368                6.82
100000.01-  125000.00               47           3,832,482                2.41
125000.01-  150000.00               55           4,769,205                3.00
150000.01-  175000.00               13           1,333,157                0.84
175000.01-  200000.00               29           3,669,007                2.31
200000.01-  225000.00                7             625,783                0.39
225000.01-  250000.00                8             950,093                0.60
250000.01-  275000.00                1                   0                0.00
275000.01-  300000.00                8             155,418                0.10
300000.01-  325000.00                1             325,000                0.20
325000.01-  350000.00                2             384,637                0.24
           350000.01+                7           1,047,450                0.66
                                     -           ---------                ----
                 Total           7,182         158,751,175              100.00%
                                 =====         ===========              ======



                          MONTHS REMAINING TO SCHEDULED MATURITY

                            Number of            Statistic          Percent of Pool by
     Months Remaining        Mortgage     Calculation Date       Statistic Calculation
to Scheduled Maturity           Loans    Principal Balance      Date Principal Balance
            145 - 156             947           24,453,659             15.40%
            169 - 180             170            4,406,395              2.78
            229 - 240             105            1,632,405              1.03
            289 - 300           5,846          126,183,100             79.48
            301 - 312             114            2,075,616              1.31
                               ------          -----------              ----
                Total           7,182          158,751,175            100.00%
                               ======          ===========            ======







                                      MARGIN


                         Number of            Statistic          Percent of Pool by
                          Mortgage     Calculation Date       Statistic Calculation
            Margin           Loans    Principal Balance      Date Principal Balance
   Less than 0.001             659         11,846,798                7.46 %
 0.001-      0.250             150          3,418,730                2.15
 0.251-      0.500             798         17,065,251               10.75
 0.501-      0.750             309          5,919,484                3.73
 0.751-      1.000             147          2,905,453                1.83
 1.001-      1.250             592         12,852,201                8.10
 1.251-      1.500              51            876,652                0.55
 1.501-      1.750              95          2,630,076                1.66
 1.751-      2.000           1,229         26,428,553               16.65
 2.001-      2.250             723         17,167,454               10.81
 2.251-      2.500              58          1,443,321                0.91
 2.501-      2.750             283          5,786,704                3.65
 2.751-      3.000             816         18,829,730               11.86
 3.001-      3.250             263          7,076,872                4.46
 3.251-      3.500             229          6,416,925                4.04
 3.501-      3.750             175          4,230,418                2.66
 3.751-      4.000             151          3,303,736                2.08
 4.001-      4.250             170          3,799,009                2.39
 4.251-      4.500             167          4,856,369                3.06
 4.501-      4.750              19            198,677                0.13
 4.751-      5.000              14            166,355                0.10
            5.001+              84          1,532,406                0.97
                             -----        -----------              -------
         Total               7,182        158,751,175              100.00%
                             =====        ===========              =======








                                MAXIMUM RATES

                     Number of            Statistic         Percent of Pool by
                      Mortgage     Calculation Date      Statistic Calculation
 Maximum Rates           Loans    Principal Balance     Date Principal Balance

        12.000              17              234,300               0.15%
        12.250              22              454,441               0.29
        12.500              71            1,068,557               0.67
        15.000              42              791,087               0.50
        16.000             108            1,756,078               1.11
        17.000             388            7,226,684               4.55
        18.000           6,534          147,220,028              92.74
                         -----          -----------              -----
        Total            7,182          158,751,175              100.00%
                         =====          ===========              ======




                                                 ORIGINATION YEAR

                   Number of            Statistic          Percent of Pool by
 Origination        Mortgage     Calculation Date       Statistic Calculation
        Year           Loans    Principal Balance      Date Principal Balance

        1998           7,182          158,751,175              100.00%
                      ------          -----------              ------
       Total           7,182          158,751,175              100.00%
                       =====          ===========              ======


                               DELINQUENCY STATUS

                  Number of            Statistic          Percent of Pool by
Delinquency        Mortgage     Calculation Date       Statistic Calculation
     Status           Loans    Principal Balance      Date Principal Balance

    Current           7,139          157,834,802               99.42%
   30  - 59              43              916,373                0.58
                         --              -------                ----
      Total           7,182          158,751,175              100.00%
                      =====          ===========              ======




Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of November 14, 1998, by and among the Company, CHL and the Trustee.

         99.2. The Purchase Agreement, dated as of November 14, 1998, between the Company and CHL.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.

                                              By:      /s/ David Walker
                                                       ------------------
                                                       David Walker
                                                       Vice President

Dated:  December 3, 1998



                                 Exhibit Index

Exhibit

99.1. Pooling and Servicing Agreement, dated as of November 14, 1998, by and among, the Company, CHL and the Trustee.

99.2. Purchase Agreement, dated as of November 14, 1998, between the Company and CHL.